INCOME TAX (Schedule of Effective Income Tax Rate Reconciliation) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
PRC statutory tax rate	25.00%	25.00%	25.00%
Computed "expected" income tax expenses	$ 1,647,484	$ 1,562,382	$ 1,948,393
Effect on tax incentive / holiday	(993,090)	(653,029)	(982,104)
Non-deductable expense	37,162	16,695	213,878
Income tax expenses	$ 691,556	$ 926,048	$ 1,180,167